PSI Calendar Effects Fund

a Series of the
DIREXION FUNDS

Supplement dated March 12, 2008
to the Prospectus dated December 28, 2007

The Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the Trust’s adviser, and Portfolio Strategies, Inc., the subadviser for the PSI Calendar Effects Fund (the “Fund”), has determined to close the Fund.  The Fund will be closed to new investments as of the close of regular trading on the New York Stock Exchange (“NYSE”) on March 18, 2008 and will be liquidated on April 16, 2008 (the “Liquidation Date”).  The Fund will no longer pursue its stated investment objective after March 25, 2008.  The Fund has been unable to sustain an asset level necessary to enable it to achieve economies of scale, and the Board concluded that it would be in the best interests of the Fund and its respective shareholders to close and liquidate the Fund.

As of the close of regular trading on the NYSE on March 18, 2008, shareholders will not be permitted to purchase additional shares of the Fund (except purchases made through reinvestment of dividends, if any). Any shareholder who has not redeemed shares of the Fund, or exchanged them for shares of other investment series of the Trust, prior to the Liquidation Date will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of the Liquidation Date.

Please retain this Supplement with the Prospectus.